Exhibit 99.1

For Release: May 1, 2006
Contact: Lisa Razo
(802) 865-1838

Merchants Bancshares, Inc. Announces 2006 First Quarter Results

SOUTH BURLINGTON, VT - Merchants Bancshares, Inc. (NASDAQ: MBVT), the parent company of Merchants Bank, today announced net income of $2.72 million, or diluted earnings per share of 43 cents, for the quarter ended March 31, 2006. This compares with net income of $2.90 million, or diluted earnings per share of 46 cents for the quarter ended March 31, 2005. The return on average assets was 1.01% and the return on average equity was 16.47% for the first quarter of 2006, compared to 1.11% and 17.68%, respectively, for the first quarter of 2005. Merchants declared a dividend on April 20, 2006, of 28 cents per share payable May 18, 2006, to shareholders of record as of May 4, 2006. For more information on the quarter please refer to Merchants' quarterly Form 10-Q, which will be filed on or about May 1, 2006, and will be available on the SEC website at www.sec.gov.

Mr. Joseph Boutin, Merchants' President and Chief Executive Officer; Ms. Janet Spitler, Merchants' Chief Financial Officer; and Mr. Michael Tuttle, President and Chief Executive Officer of Merchants Bank will host a conference call to discuss these earnings results at 10:00 a.m. Eastern Time on Thursday May 4, 2006. Interested parties may participate in the conference call by dialing (800) 230-1085; the title of the call is Earnings Release Conference Call for Merchants Bancshares, Inc. Participants are asked to call a few minutes prior to register. A replay will be available until noon on Thursday May 11, 2006. The U.S. replay dial-in telephone number is (800) 475-6701. The international replay dial-in telephone number is (320) 365-3844. The replay access code is 806413.

The continuing mission of Merchants Bank is to provide Vermonters with a true community bank. It fulfills this commitment through a branch-based system that includes 35 bank offices and 42 ATMs throughout Vermont, personal bankers dedicated to top-quality customer service, and streamlined products: FreedomLYNX® Banking which consists of Free Checking for Life®, a Money Market Account, Free Online Banking and Bill Pay, Overdraft Coverage, Direct Deposit, a Free Debit Card and Free Automated Phone Banking; TimeLYNX® Certificates of Deposit; HomeLYNX® Home Equity Loans; RealLYNX® Residential Mortgages and CommerceLYNX® Business Banking. Merchants Bank also includes a trust and investment division, known as Merchants Trust Company, serving individuals and institutions. For more information about Merchants Bank, visit mbvt.com. Merchants' stock is traded on the NASDAQ National Market system under the symbol MBVT. Member FDIC. Equal Housing Lender.

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect Merchants' current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause Merchants' actual results to differ significantly from those expressed in any forward-looking statement. Forward-looking statements should not be relied on since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Merchants' control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include changes in general economic conditions in Vermont, changes in interest rates, changes in competitive product and pricing pressures among financial institutions within Merchants' markets, and changes in the financial condition of Merchants' borrowers. The

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forward-looking statements contained herein represent Merchants' judgment as of the date of this report, and Merchants cautions readers not to place undue reliance on such statements. For further information, please refer to Merchants' reports filed with the Securities and Exchange Commission.

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Merchants Bancshares, Inc.
Financial Highlights
For the period ended March 31, 2006
(In thousands except share and per share data)

	03/31/06	12/31/05	03/31/05	12/31/04

Balance Sheets - Period End
Total assets	$1,099,987	$1,075,236	$1,065,035	$1,032,405
Loans	621,874	605,926	585,750	584,332
Allowance for loan losses ("ALL")	6,637	7,083	7,477	7,512
Net loans	615,237	598,843	578,273	576,820
Investment securities	410,353	390,460	409,266	376,547
Other assets	74,397	85,933	77,496	79,038
Deposits	852,447	854,576	833,333	834,164
Short-term borrowings	75,750	52,988	50,931	57,374
Long-term debt	55,188	55,764	86,878	49,757
Securities sold under agreement to repurchase	20,456	20,000	--	--
Junior subordinated debentures issued to
Unconsolidated subsidiary trust	20,619	20,619	20,619	20,619
Other liabilities	10,496	4,892	9,895	5,307
Shareholders' equity	65,031	66,397	63,379	65,184
Balance Sheets - Quarter-to-Date Averages
Total assets	$1,081,803	$1,059,923	$1,044,327	$1,041,944
Loans	608,881	598,159	578,582	586,268
Allowance for loan losses	7,109	7,101	7,518	7,862
Net loans	601,772	591,058	571,064	578,406
Investment securities, including Federal Home
Loan Bank stock	411,947	396,034	403,912	391,967
Federal funds sold, securities purchased under agreements
to resell, and interest bearing deposits with banks	228	58	114	433
Other assets	67,856	72,773	69,237	71,138
Deposits	846,620	854,591	827,463	844,958
Short-term borrowings	72,791	50,741	52,181	45,652
Long-term debt	52,399	59,365	68,750	52,157
Securities sold under agreement to repurchase	20,010	851	--	--
Junior subordinated debentures issued to
Unconsolidated subsidiary trust	20,619	20,619	20,619	3,214
Other liabilities	3,279	9,250	9,727	14,113
Shareholders' Equity	66,085	64,506	65,587	81,850
Interest earning assets	1,021,056	994,251	982,608	978,668
Interest bearing liabilities	892,446	863,077	853,194	822,601
Ratios and Supplemental Information
Book value per share	$10.33	$10.55	$10.03	$10.44
Tier I leverage ratio	8.44%	8.54%	8.22%	8.09%
Period end common shares outstanding	6,295,286	6,290,889	6,319,411	6,243,710
Credit Quality - Period End
Nonperforming loans ("NPLs")	$1,876	$2,364	$3,720	$3,336
Nonperforming assets ("NPAs")	2,188	2,364	3,720	3,336
NPLs as a percent of total loans	0.30%	0.39%	0.64%	0.57%
NPAs as a percent of total assets	0.20%	0.22%	0.35%	0.32%
ALL as a percent of NPLs	354%	300%	201%	225%
ALL as a percent of total loans	1.07%	1.17%	1.28%	1.29%

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Merchants Bancshares, Inc.
Financial Highlights
For the period ended March 31, 2006
(In thousands except share and per share data)

	For the Three Months Ended
	March 31,	March 31,	December 31,
	2006	2005	2005
Operating Results
Interest income
Interest and fees on loans	$ 9,905	$ 8,556	$ 9,667
Interest and dividends on investments	4,630	4,222	4,438
Total interest income	14,535	12,778	14,105
Interest expense
Deposits	3,093	1,651	2,819
Short-term borrowings	1,061	351	541
Long-term debt	752	762	783
Total interest expense	4,906	2,764	4,143
Net interest income	9,629	10,014	9,962
Provision for loan losses	--	--	--
Net interest income after provision for loan losses	9,629	10,014	9,962
Noninterest income
Trust Company income	458	421	413
Service charges on deposits	1,113	1,076	1,110
Gain (loss) on sale of investments, net	--	61	(51)
Equity in losses of real estate limited partnerships	(423)	(430)	(421)
Other noninterest income	718	626	691
Total noninterest income	1,866	1,754	1,742
Noninterest expense
Salaries and employee benefits	4,068	4,006	3,808
Occupancy and equipment expenses	1,498	1,618	1,432
Legal and professional fees	537	425	600
Marketing expenses	340	348	452
Other noninterest expense	1,499	1,559	1,558
Total noninterest expense	7,942	7,956	7,850
Income before income taxes	3,553	3,812	3,854
Income taxes	831	912	925
Net income	$ 2,722	$ 2,900	$ 2,929
Ratios and Supplemental Information
Weighted average common shares outstanding	6,302,153	6,320,850	6,306,330
Weighted average diluted shares outstanding	6,328,067	6,365,110	6,344,066
Basic earnings per common share	$ 0.43	$ 0.46	$ 0.46
Diluted earnings per common share	0.43	0.46	0.46
Return on average assets	1.01%	1.11%	1.11%
Return on average shareholders' equity	16.47%	17.68%	18.16%
Net interest rate spread	3.55%	3.97%	3.73%
Net interest margin	3.83%	4.14%	3.98%
Efficiency ratio (1)	63.91%	62.94%	62.11%

(1)

The efficiency ratio excludes amortization of intangibles, equity in losses of real estate limited partnerships, OREO expenses, gain/loss on sales of securities, state franchise taxes, and any significant nonrecurring items.

Note:	As of March 31, 2006, the Bank had off-balance sheet liabilities in the form of standby letters of credit to customers in the amount of $5.95 million.

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